Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                      Statement of Assets and Liabilities
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
  Investments, at value (Note 1A) (identified cost,
    $28,645,466)                                                    $ 28,645,466
  Cash                                                                       100
  Receivable for Fund shares sold                                     29,574,478
  Interest receivable                                                    712,949
                                                                    ------------
    Total assets                                                      58,932,993

Liabilities
  Payable for investments purchased                    $29,358,416
                                                       -----------
    Total liabilities                                                 29,358,416
                                                                    ------------
Net Assets                                                          $ 29,574,577
                                                                    ============
Net Assets consist of:
  Paid-in capital                                                   $ 29,574,577
                                                                    ------------
Total Net Assets                                                    $ 29,574,577
                                                                    ============
Shares of beneficial interest outstanding                              1,478,729
                                                                    ============
Net Asset Value, offering price and redemption price
  per share (Net Assets/Shares outstanding)                         $      20.00
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                For the period
                                                                June 30, 1999
                                                                (commencement
                                                                of operations)
                                                               to June 30, 1999
                                                                 (Unaudited)
                                                               ----------------
Increase (Decrease) in Net Assets
From Investment Operations
                                                                  -----------
  Net increase in net assets from investment operations                    --
                                                                  -----------
Fund Share (Principal) Transactions (Note 4)
  Net proceeds from sale of shares                                $29,574,577
                                                                  -----------
  Net increase in net assets from Fund share transactions          29,574,577
                                                                  -----------
Total Increase in Net Assets                                       29,574,577

Net Assets
  At beginning of period                                                   --
                                                                  -----------
  At end of period                                                $29,574,577
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

              Schedule of Investments - June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Par          Value
Security                                        Rate     Maturity      Value*      (Note 1A)
----------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.9%

Government/Other -- 96.9%

Denmark -- 11.7%

Denmark Bullet                                  7.000%  11/15/2007  $  7,900,000  $  1,259,765
Kingdom of Denmark                              8.000%  11/15/2001     6,000,000       910,576
Kingdom of Denmark                              8.000%  03/15/2006     7,700,000     1,273,254
                                                                                  ------------
                                                                                     3,443,595
                                                                                  ------------
EuroDollar -- 1.0%

American Standard Global                        7.125%  06/01/2006       275,000       284,487
                                                                                  ------------
France -- 1.0%

Remy Cointreau 144A                            10.000%  07/30/2005       275,000       306,891
                                                                                  ------------
Germany -- 27.4%

Bundesobligation Ser 127 Notes                  4.500%  05/19/2003     1,500,000     1,591,630
Colt Telecom Group PLC 144A Notes               7.625%  07/31/2008       500,000       265,457
Depfa Bank 144A Notes                           4.750%  07/15/2008     1,200,000     1,235,131
Deutschland Republic                            6.500%  10/14/2005     1,300,000     1,513,360
Deutschland Republic                            6.500%  07/04/2027     1,350,000     1,613,044
Deutschland Republic                            8.375%  05/21/2001     1,200,000     1,355,919
Exide Holding Europe 144A Notes                 9.125%  04/15/2004       275,000       148,002
Fresenius Med Global                            7.375%  02/01/2008       500,000       272,069
RSL Communications PLC Reg                      0.000%  03/15/2008       275,000        90,365
                                                                                  ------------
                                                                                     8,084,977
                                                                                  ------------
Italy -- 11.1%

Italian Government BTP Notes NCL                4.000%  10/01/2003     1,550,000     1,605,239
Italian Government BTP Notes NCL                5.000%  02/15/2003     1,575,000     1,691,008
                                                                                  ------------
                                                                                     3,296,247
                                                                                  ------------
Japan -- 15.2%

Austria Republic                                4.500%  09/28/2005   100,000,000       974,025
European Investment Bank                        4.625%  02/26/2003   125,000,000     1,166,302
Republic of Finland                             6.000%  01/29/2002   125,000,000     1,170,425
Spanish Government                              4.750%  03/14/2005   120,000,000     1,173,085
                                                                                  ------------
                                                                                     4,483,837
                                                                                  ------------
Mexico -- 1.0%

Mexico Global Notes                             6.542%  04/07/2004       275,000       289,466
                                                                                  ------------
Netherlands -- 5.3%

KPN-Qwest B.V. 144A Private Placement           7.125%  06/01/2009       275,000       285,022
Netherlands Government Notes                    5.750%  09/15/2002     1,150,000     1,262,900
                                                                                  ------------
                                                                                     1,547,922
                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

              Schedule of Investments - June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Par          Value
Security                                        Rate     Maturity      Value*      (Note 1A)
----------------------------------------------------------------------------------------------
New Zealand -- 3.9%

New Zealand Government                          8.000%  04/15/2004  $  1,000,000  $    572,181
New Zealand Government                         10.000%  03/15/2002     1,000,000       590,818
                                                                                  ------------
                                                                                     1,162,999
                                                                                  ------------
Sweden -- 3.4%

Sweden Government Bond #1038                    6.500%  10/25/2006     3,900,000       505,634
Sweden Government Bond #1042                    5.000%  01/15/2004       600,000       493,351
                                                                                  ------------
                                                                                       998,985
                                                                                  ------------
United Kingdom -- 15.9%

Abbey National Treasury                         7.750%  12/31/2003       150,000       248,965
Alliance and Leicester Building Society         8.750%  12/07/2006       200,000       352,638
Birmingham Midshires Building Society           9.125%  01/05/2006       175,000       312,397
CSW Investments                                 8.875%  09/27/2006       175,000       304,293
FHLB                                            6.875%  06/07/2002       400,000       645,983
FNMA Global Bond                                6.875%  06/07/2002       700,000     1,130,746
IPC Magazines 144A                              0.000%  03/15/2008       175,000       132,535
Inco Ltd.                                      15.750%  07/15/2006       200,000       465,956
Slough Estates                                  7.125%  02/17/2010       150,000       121,518
UK Treasury Gilt                                8.000%  06/10/2003       600,000     1,031,029
                                                                                  ------------
                                                                                     4,746,060
                                                                                  ------------
Total Government/Other (Cost $28,645,466)                                           28,645,466
                                                                                  ------------
TOTAL BONDS AND NOTES (COST $28,645,466)                                            28,645,466
                                                                                  ------------

TOTAL INVESTMENTS -- 96.9% (COST $28,645,466)                                     $ 28,645,466

Other Assets, Less Liabilities -- 3.1%                                                 929,111
                                                                                  ------------

NET ASSETS -- 100.0%                                                              $ 29,574,577
                                                                                  ============

Notes to Schedule of Investments:

FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
NCL - Non-callable
144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
* Denominated in United States currency except for foreign country specific bonds which are denominated in their respective local currency.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Fixed Income Fund II (the "Fund") is a separate non-diversified investment series of the Trust. The Fund commenced operations on June 30, 1999.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase agreements

      It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      D. Federal taxes

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

      E. Foreign currency transactions

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. Distributions to shareholders

      Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for options, futures and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, distributions in excess of net investment income and accumulated net realized gain (loss).

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from SIMCO. Certain of the trustees and officers of the Trust are directors or officers of SIMCO.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term investments, for the period ended June 30, 1999 were as follows:

                                                         Purchases      Sales
                                                        -----------  -----------
      U.S. Government Securities                        $ 1,776,729  $         0
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $26,868,737  $         0
                                                        ===========  ===========

      Included in these amounts is $28,645,466 of securities received in exchange for Fund shares.

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                   For the period June 30, 1999
                                                         (commencement of
                                                            operations)
                                                         to June 30, 1999
                                                   -----------------------------
      Shares sold                                            1,478,729
                                                             ---------
      Net increase                                           1,478,729
                                                             =========

      On June 30, 1999, the Fund was formed with an initial contribution of securities in kind valued at approximately $28,645,466.

      At June 30, 1999, two shareholders were record owners of approximately 76% and 24% of the total outstanding shares of the Fund, respectively.

(5)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 1999, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                 $28,645,466
                                                                     ===========
      Gross unrealized appreciation                                            0
      Gross unrealized depreciation                                            0
                                                                     -----------
      Net unrealized appreciation                                    $         0
                                                                     ===========

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

      losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Fund had no written option transactions for the period ended June 30, 1999.

      Forward currency exchange contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At June 30, 1999, the Fund held no open forward foreign currency or cross currency exchange contracts.

      Futures contracts

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Fund deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At June 30, 1999, the Fund held no open futures contracts.

      Interest rate swap contracts

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio,

                     Standish, Ayer & Wood Investment Trust
                  Standish International Fixed Income Fund II

                   Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

      protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      At June 30, 1999, the Fund held no open interest rate swap contracts.

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